UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 12, 2005

THE BLACK & DECKER CORPORATION
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-1553 (Commission File Number)	52-0248090 (IRS Employer Identification No.)

701 East Joppa Road, Towson, Maryland (Address of principal executive offices)	21286 (Zip Code)

Registrant's telephone number, including area code   410-716-3900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] [ ] [ ] [ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION;
ITEM 7.01 REGULATION FD DISCLOSURE.

On April 12, 2005, the Corporation announced that it expects to report 15% sales growth for the first quarter of 2005, excluding currency translation and acquisitions, and that it expects to report sales growth of 39% including currency translation and acquisitions. On April 12, 2005, the Corporation also announced that it expects its first quarter diluted earnings per share from continuing operations, excluding the favorable impact of an insurance settlement, will be in the $1.33-to-$1.35 range, versus prior guidance of $1.05-to-$1.10; that the increase in earnings for the first quarter will increase full-year results by a similar amount; and that it is comfortable with securities analysts’ mean EPS estimate of $1.67 for the second quarter. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Corporation’s related press release dated April 12, 2005. The information furnished under Items 2.02 and 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

NON-GAAP FINANCIAL MEASURES

The press release attached as Exhibit 99 contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Corporation provided expected sales growth excluding the effect of currency translation and acquisitions and anticipated earnings per share excluding the favorable impact of an insurance settlement. The Corporation believes that this information is helpful in understanding period-over-period operating results separate and apart from these items that may have a disproportional positive impact on the Corporation’s results of operations. Additionally, the Corporation uses these non-GAAP measures to evaluate its past performance as well as prospects for its future performance.

While the Corporation believes that these non-GAAP financial measures are useful in evaluating the Corporation, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similar measures presented by other companies.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99      Press Release of the Corporation dated April 12, 2005.

Exhibit 99 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation’s actual results are identified in Item 1(g) of Part I of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2004.

THE BLACK & DECKER CORPORATION

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BLACK & DECKER CORPORATION By: /s/ CHRISTINA M. MCMULLEN Christina M. McMullen Vice President and Controller

Date: April 12, 2005